UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     May 13, 2005

Vishay Intertechnology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-7416	38-1686453

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

63 Lincoln Highway Malvern, PA 19355		19355-2143

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code     610-644-1300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events

On May 12, 2005, Vishay issued a press release announcing the results of the tender offer to acquire the shares of common stock of Siliconix incorporated that it did not already own.

A copy of the press release is furnished as Exhibit 99 to this report.

Item 9.01 – Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

99	Press release dated May 12, 2005 announcing the results of Vishay’s offer to acquire the shares of Siliconix incorporated it did not already own.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2005

VISHAY INTERTECHNOLOGY, INC.

By:	/s/ RICHARD N. GRUBB

Name:	Richard N. Grubb
Title:	Executive Vice President and Chief Financial Officer